UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
February 14, 2020 (February 14, 2020)
Date of Report (Date of earliest event reported)

FIRST INDUSTRIAL REALTY TRUST, INC.
FIRST INDUSTRIAL, L.P.
(Exact name of registrant as specified in its charter)

First Industrial Realty Trust, Inc.:

Maryland	1-13102	36-3935116
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

First Industrial, L.P.:

Delaware	333-21873	36-3924586
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One North Wacker Drive, Suite 4200
Chicago, Illinois 60606
(Address of principal executive offices, zip code)
(312) 344-4300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock	FR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry into a Material Definitive Agreement

On February 14, 2020, First Industrial Realty Trust, Inc., a Maryland corporation (the “Company”), entered into 10 separate distribution agreements (individually, a “2020 Distribution Agreement” and, together, the “2020 Distribution Agreements”) with First Industrial, L.P., a Delaware limited partnership and the Company’s operating partnership (the “Operating Partnership”), and each of Wells Fargo Securities, LLC, BofA Securities, Inc., BTIG, LLC, Citigroup Global Markets Inc., Fifth Third Securities, Inc., Jefferies LLC, J.P. Morgan Securities LLC, Regions Securities LLC, Samuel A. Ramirez & Company, Inc., and UBS Securities LLC (individually, an “Agent” and together, the “Agents”). The 2020 Distribution Agreements were entered into in connection with the commencement of an equity offering in which the Company may sell up to $500,000,000, or a maximum of 14,000,000 shares, of its common stock (the “Shares”) from time to time in
“at-the-market”
offerings or certain other transactions (the “Offering”).
In the Offering, the Company may offer the Shares in amounts and at times to be determined by the Company from time to time, but has no obligation to sell any of the Shares in the Offering. The Company intends to use the proceeds from any sales in the Offering for general corporate purposes, which may include the acquisition and development of properties and repayments or repurchases of debt.
The Offering will be conducted pursuant to the 2020 Distribution Agreements, under which the Agents will act as the Company’s agents for the offer and sale of the Shares. Each 2020 Distribution Agreement has a term expiring on February 14, 2023, although each 2020 Distribution Agreement may terminate earlier if all Shares are sold under the 2020 Distribution Agreements or if such 2020 Distribution Agreement is terminated by the Company or the applicable Agent. The 2020 Distribution Agreements collectively provide that the Company may offer and sell from time to time up to an aggregate of $500,000,000 of shares of its common stock through the Agents, although the Company may not sell more than 14,000,000 shares in the Offering. Each 2020 Distribution Agreement provides that the Company will pay the applicable Agent a commission of no more than 2.0% of the actual sales price of all Shares sold through it as the Company’s agent in
“at-the-market”
offerings.
Sales of the Shares, if any, may be made in negotiated transactions or transactions that are deemed to be
“at-the-market
offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange. The Company or each Agent may at any time suspend offers under the 2020 Distribution Agreements. Under the terms of each 2020 Distribution Agreement, the Company may also sell Shares to the applicable Agent as principal for its own account at a price agreed upon at the time of sale. If the Company sells Shares to any of the Agents as principal, it will enter into a separate terms agreement with such Agent with respect to that sale.
The Shares will be issued pursuant to a prospectus supplement filed with the Securities and Exchange Commission on February 14, 2020, and the Company’s shelf registration statement on Form
S-3
(File No.
 333-
236418
) filed with the Securities and Exchange Commission on February 13, 2020.
The description of the 2020 Distribution Agreements does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1 to this report.

Filed as Exhibit 10.1 to this report is the 2020 Distribution Agreement among the Company, First Industrial, L.P. and Wells Fargo Securities, LLC dated February 14, 2020 (the “Wells Agreement”). Each of the other 2020 Distribution Agreements listed below is substantially identical in all material respects to the Wells Agreement except for the identities of the parties, and has not been filed as an exhibit to this report pursuant to Instruction 2 to Item 601 of Regulation
S-K:
(i) Distribution Agreement among the Company, First Industrial, L.P. and BofA Securities, Inc. dated February 14, 2020;
(ii) Distribution Agreement among the Company, First Industrial, L.P. and BTIG, LLC dated February 14, 2020;
(iii) Distribution Agreement among the Company, First Industrial, L.P. and Citigroup Global Markets Inc. dated February 14, 2020;
(iv) Distribution Agreement among the Company, First Industrial, L.P. and Fifth Third Securities, Inc. dated February 14, 2020;
(v) Distribution Agreement among the Company, First Industrial, L.P. and Jeffries, LLC dated February 14, 2020;
(vi) Distribution Agreement among the Company, First Industrial, L.P. and J.P. Morgan Securities LLC dated February 14, 2020;
(vii) Distribution Agreement among the Company, First Industrial, L.P. and Regions Securities LLC dated February 14, 2020;
(viii) Distribution Agreement among the Company, First Industrial, L.P. and Samuel A. Ramirez & Company, Inc. dated February 14, 2020; and
(ix) Distribution Agreement among the Company, First Industrial, L.P. and UBS Securities, LLC dated February 14, 2020.
The Offering was commenced following the termination of eight existing distribution agreements (individually, a “2017 Distribution Agreement” and, together, the “2017 Distribution Agreements”) among the Company, the Operating Partnership, and each of Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Robert W. Baird & Co. Incorporated, BTIG, LLC, Fifth Third Securities, Inc., Jefferies LLC, Samuel A. Ramirez & Company, Inc., and UBS Securities LLC. The 2017 Distribution Agreements were entered into in connection with the commencement of an equity offering in which the Company was permitted to sell $200,000,000, or a maximum of 8,000,000 shares, of its common stock from time to time in
“at-the-market”
offerings or certain other transactions. Each of the 2017 Distribution Agreements were terminated on February 14, 2020.
Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

5.1	Opinion of McGuireWoods LLP, counsel to the Company, as to the legality of the securities being registered.

8.1	Opinion of Barack Ferrazzano Kirschbaum & Nagelberg LLP, counsel to the registrants, as to certain tax matters.

10.1	Distribution Agreement among the Company, First Industrial, L.P. and Wells Fargo Securities, LLC dated February 14, 2020.

23.1	Consent of McGuireWoods LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Barack Ferrazzano Kirschbaum & Nagelberg LLP (contained in Exhibit 8.1 hereto).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST INDUSTRIAL REALTY TRUST, INC.

By:	/s/ Jennifer Matthews Rice
Name:	Jennifer Matthews Rice
Title:	General Counsel

FIRST INDUSTRIAL, L.P.

By:	First Industrial Realty Trust, Inc., its general partner

By:	/s/ Jennifer Matthews Rice
Name:	Jennifer Matthews Rice
Title:	General Counsel

Date: February 14, 2020